                            SCHEDULE 14A INFORMATION

         Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934.

Filed by the Registrant[x]
Filed by a Party other than the Registrant[ ]
Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a -6(e)(2))
[x]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to ss. 240.14a-11(c) or
     ss. 240.14a-12
                    ----------------------------------------
                      HERITAGE U.S. GOVERNMENT INCOME FUND
                    ----------------------------------------
Payment of Filing Fee (Check the appropriate box):

[x]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         1)      Title of each class of securities to which transaction applies:
         ---------------------------------------
         2)      Aggregate number of securities to which transaction applies:
         ---------------------------------------
         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         ---------------------------------------
         4)      Proposed maximum aggregate value of transaction:
         ---------------------------------------
         5)      Total fee paid:
         ---------------------------------------

[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)      Amount Previously Paid:
         -------------------------
         2)      Form, Schedule or Registration Statement No.:
         -------------------------
         3)      Filing Party:
         -------------------------
         4)      Date Filed:
         -------------------------

                      HERITAGE U.S. GOVERNMENT INCOME FUND

                                   NOTICE OF
                         ANNUAL MEETING OF SHAREHOLDERS
                               FEBRUARY 26, 1999

TO THE SHAREHOLDERS:

     The annual meeting of the holders of shares of beneficial interest of the Heritage U.S. Government Income Fund (the "Fund") will be on February 26, 1999 at 8:30 a.m. Eastern time, or any adjournment(s) thereof, at 880 CARILLON PARKWAY, TOWER 3 CLASSROOM 1, ST. PETERSBURG, FL 33716, for the following purposes:

          (1) To elect two (2) trustees to serve terms as described herein, until their successors are elected and qualified;

          (2) To ratify the selection of PricewaterhouseCoopers LLP as independent accountants of the Fund for the fiscal year ending October 31, 1999; and

          (3) To transact such other business as may properly come before the Annual Meeting or any adjournment(s) thereof.

     You are entitled to vote at the meeting and any adjournment(s) thereof if you owned shares of the Fund at the close of business on January 22, 1999. If you attend the meeting, you may vote your shares in person. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE.

                                          By Order of the Board of Trustees,

                                          CLIFFORD J. ALEXANDER
                                          Secretary

January 25, 1999
880 Carillon Parkway
St. Petersburg, Florida 33716

                             YOUR VOTE IS IMPORTANT
                       NO MATTER HOW MANY SHARES YOU OWN

     Please indicate your voting instructions on the enclosed proxy card, date and sign the card, and return the card in the envelope provided. If you sign, date and return the proxy card but give no voting instructions, your shares will be voted "FOR" the proposals noticed above. In order to avoid the additional expense of further solicitation, we ask your cooperation in mailing your proxy card promptly. Unless proxy cards submitted by corporations and partnerships are signed by the appropriate persons as indicated in the voting instructions on the proxy card, they will not be voted.

                      HERITAGE U.S. GOVERNMENT INCOME FUND

              880 CARILLON PARKWAY, ST. PETERSBURG, FLORIDA 33716
                             ---------------------

                                PROXY STATEMENT
         ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON FEBRUARY 26, 1999

                             ---------------------

                                  INTRODUCTION

     This is a proxy statement with respect to Heritage U.S. Government Income Fund (the "Fund") in connection with the solicitation of proxies made by, and on behalf of, the Fund's Board of Trustees, to be used at the Fund's annual meeting of shareholders or any adjournment(s) thereof ("Meeting"). This proxy statement and proxy card first will be mailed to shareholders on or about January 25, 1999.

     A majority of the shares of the Fund outstanding on January 22, 1999 ("Record Date") represented in person or by proxy, must be present to constitute a quorum for the transaction of business at the Meeting. Only holders of securities as of this date are entitled to notice of and to vote at the Meeting. In the absence of a quorum or in the event that a quorum is present at the Meeting but votes sufficient to approve any one of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit the further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies that they are entitled to vote FOR such proposal in favor of an adjournment and will vote those proxies required to be voted AGAINST such proposal against such adjournment. A shareholder vote may be taken on one or more of the proposals described in this Proxy Statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

     An abstention is a proxy that is properly executed, returned and accompanied by instructions withholding authority to vote. Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or persons entitled to vote or with respect to which the broker does not have discretionary voting authority. Abstentions and broker non-votes are counted as votes present for purposes of determining whether the requisite quorum exists. Approval of Proposals No. 1 and No. 2 requires a majority of the votes cast on the matter. As a result, abstentions and broker non-votes will have no effect on the outcome of the proposals because abstentions and broker non-votes are votes not cast and, as such, they have no impact on whether a proposal has received a majority of the votes cast.

     The individuals named as proxies in the enclosed proxy card will vote in accordance with your directions as indicated thereon if your proxy card is received properly executed by you or by your duly appointed agent or attorney-in-fact. If you sign, date and return the proxy card, but give no voting instructions, your shares will be voted in favor of the proposals described in this Proxy Statement. The duly appointed proxies may, in their discretion, vote upon such other matters as may properly come before the Meeting. However, if the Fund has received a shareholder proposal to be presented to shareholders at the Meeting prior to December 1, 1998, the duly appointed proxies do not have the discretionary authority to vote upon such proposals. Your proxy card may be revoked by giving another proxy, by letter or telegram revoking your proxy if received by the Fund prior to the Meeting, or by appearing and voting at the Meeting.

     As of the Record Date, the Fund had 3,115,471 shares outstanding and no shareholder held of record or owned beneficially more than 5% of the issued and outstanding shares of the Fund. All costs associated with the Meeting, including the solicitation of proxies, will be borne by the Fund. Solicitations will be made primarily by mail but also may include telephone communications by regular employees of Heritage Asset Management, Inc. ("Heritage"), who will not receive any compensation therefor from the Fund. Each full share of the Fund is entitled to one vote, and each fractional share is entitled to a proportionate share of one vote. You may obtain a copy of the Fund's most recent annual and semi-annual reports to shareholders, free of charge, by writing to Heritage at 880 Carillon Parkway, St. Petersburg, Florida 33716 or by calling 1-800-421-4184.

                        PROPOSAL 1. ELECTION OF TRUSTEES

     Pursuant to the provisions of the Fund's Declaration of Trust, the Trustees have determined that the number of Trustees is fixed at seven. The Declaration of Trust requires that the Trustees be elected by Class, with each Class serving for three years after completion of an initial term. The Fund currently has three Classes of Trustees. There are two Class I Trustees, two Class II Trustees and three Class III Trustees. Class I Trustees' terms will expire at the 1999 annual meeting of shareholders; Class II Trustees' terms will expire at the 2000 annual meeting of shareholders; and Class III Trustees' terms will expire at the 2001 annual meeting of shareholders.

     Proposal 1 relates to the election of Class I Trustees (the "Nominees"). All of the Trustees, including the Nominees for Class I Trustees, are listed below. These Nominees have served as Class I Trustees since the organization of the Fund in 1993. If elected, each Nominee will hold office for three years or until a successor is elected and qualified. Your proxy will be voted for the election of the Nominees unless you give contrary instructions in the proxy card. Each of the two Nominees has indicated his willingness to serve if elected. If any Nominee should withdraw or otherwise become unavailable for election due to unforeseen events, the proxies will vote for such other Nominee or Nominees as the Board may recommend unless the Board reduces the number of trusteeships.

                                                                                   SHARES OF
                                                                                   BENEFICIAL
                                                               POSITION WITH     INTEREST OWNED
  NAME, AGE AND BUSINESS EXPERIENCE DURING PAST FIVE YEARS       THE FUND        AS OF 10/31/98
  --------------------------------------------------------    ---------------    --------------
CLASS I:
DONALD W. BURTON* (54)                                            Trustee             --
President of South Atlantic Capital Corporation (venture
capital) since October 1981.
DAVID M. PHILLIPS (59)                                            Trustee             --
Chairman and Chief Executive Officer of CCC Information
Services, Inc. since 1994 and of InfoVest Corporation
(information services to the insurance and auto industries
and consumer households) since October 1982.

CLASS II:
JAMES L. PAPPAS (55)                                              Trustee             --
Dean of College of Business Administration from August 1987
to 1996 and Lykes Professor of Banking and Finance since
August 1986 at University of South Florida, Tampa, Florida.

                                                                                   SHARES OF
                                                                                   BENEFICIAL
                                                               POSITION WITH     INTEREST OWNED
  NAME, AGE AND BUSINESS EXPERIENCE DURING PAST FIVE YEARS       THE FUND        AS OF 10/31/98
  --------------------------------------------------------    ---------------    --------------
RICHARD K. RIESS* (49)                                            Trustee             --
Executive Vice President and Managing Director for Asset
Management of Raymond James Financial, Inc. ("RJF") since
1998; Chief Executive Officer of Eagle Asset Management,
Inc. ("Eagle") since 1996; President of Eagle, since 1995;
Chief Operating Officer of Eagle, 1988 to 1995; Executive
Vice President of Eagle, 1988-1993.

CLASS III:
THOMAS A. JAMES* (56)                                           Trustee and           --
Chairman of the Board since 1986, and Chief Executive           Chairman of
Officer since 1969 of RJF; Chairman of the Board of Raymond      the Board
James & Associates, Inc. since 1969; Chairman of the Board
since 1984 and Chief Executive Officer from 1994 to 1996 of
Eagle.
C. ANDREW GRAHAM (58)                                             Trustee             --
Vice President of Financial Designs Ltd. since 1992;
Executive Vice President of the Madison Group, Inc., October
1991-1992; Principal of First Denver Financial Corporation
(investment banking) since 1987.
ERIC STATTIN (65)                                                 Trustee             --
Litigation consultant/expert witness and private investor
since February 1988.

---------------

* Messrs. James, Riess and Burton are "interested persons" of the Fund as defined in section 2(a)(19) of the Investment Company Act of 1940, as amended ("1940 Act") as a result of their affiliation with Raymond James and Associates, Inc.

     Each of the above-referenced Trustees also serves as Trustee for Heritage Capital Appreciation Trust, Heritage Cash Trust, Heritage Income Trust, Heritage Income-Growth Trust and Heritage Series Trust (the Fund and these investment companies are collectively referred to herein as the "Heritage Family of Funds"). All Trustees and officers of the Fund as a group own beneficially less than 1% of the shares outstanding on the Record Date. The Board of Trustees met four times during the fiscal year ended October 31, 1998, and except for David
M. Phillips, each Trustee attended at least 75% of those meetings. The Board has an Audit Committee that reviews and evaluates the audit function and that consists of the Trustees who are not "interested persons" of the Trust as defined in the 1940 Act ("Independent Trustees") (currently, Messrs. Graham, Pappas, Phillips and Stattin). The Audit Committee met once during the Fund's last fiscal year and all members attended. The Fund does not have Nominating or Compensation Committees.

     For the 1999 fiscal year, the Fund will pay each Trustee who is not an employee of Heritage or an employee of an affiliate of Heritage an annual fee of $667 and $250 per meeting of the Board of Trustees. Trustees also are reimbursed for any expenses incurred in attending Board meetings. Because Heritage performs substantially all of the services necessary for the operation of the Fund, the Fund requires no employees. No officer, director or employee of Heritage receives any compensation from the Fund for acting as a Trustee or officer. The following table shows the compensation earned by each Trustee for the fiscal year ended October 31, 1998.

                                                                                                   TOTAL
                                                            PENSION OR                          COMPENSATION
                                           AGGREGATE        RETIREMENT         ESTIMATED       FROM THE FUND
                                          COMPENSATION   BENEFITS ACCRUED   ANNUAL BENEFITS   AND THE HERITAGE
                                            FROM THE      AS PART OF THE         UPON         FAMILY OF FUNDS
NAME OF PERSON POSITION                       FUND       FUND'S EXPENSES      RETIREMENT      PAID TO TRUSTEES
-----------------------                   ------------   ----------------   ---------------   ----------------
Donald W. Burton, Trustee                    $1,635             $0                $0              $20,000
C. Andrew Graham, Trustee                    $1,635             $0                $0              $20,000
Thomas A. James, Trustee                     $    0             $0                $0              $     0
James L. Pappas, Trustee                     $1,635             $0                $0              $20,000
David M. Phillips, Trustee                   $1,135             $0                $0              $14,000
Richard K. Riess, Trustee                    $    0             $0                $0              $     0
Eric Stattin, Trustee                        $1,635             $0                $0              $20,000

     The Fund's officers and Trustees, persons owning more than 10% of the Fund's common stock and certain officers of Heritage are required by law to report their transactions in the Fund's shares to the Securities and Exchange Commission, the New York Stock Exchange and the Fund. Based solely on the Fund's review of copies of such reports received by it, the Fund believes that, during the fiscal year ended October 31, 1998, all filing requirements applicable to such persons were met.

VOTE REQUIRED

     Trustees must be elected by a plurality of the votes cast at the Meeting in person or by proxy.

                             THE BOARD OF TRUSTEES
                    RECOMMENDS THAT YOU VOTE FOR PROPOSAL 1.

              PROPOSAL 2: RATIFICATION OF SELECTION OF ACCOUNTANTS

     Shareholders are requested to ratify the action of the Board in selecting the firm of PricewaterhouseCoopers LLP as the independent accountants for Fund for the fiscal year ending October 31, 1999. The Board believes that the firm is well qualified and has accordingly selected PricewaterhouseCoopers LLP to act as independent accountants, subject to ratification of Fund shareholders. Price Waterhouse LLP has been the Fund's independent accountants since 1996. On July 1, 1998, Price Waterhouse LLP merged with Coopers & Lybrand LLP to form PricewaterhouseCoopers LLP.

     PricewaterhouseCoopers LLP has informed the Fund that it has no material direct or indirect financial interest in the Fund. Representatives of PricewaterhouseCoopers LLP are not expected to be present at the Meeting but have been given the opportunity to make a statement if they so desire, and will be available should any matter arise requiring their presence.

VOTE REQUIRED

     A majority of the votes cast at the Meeting in person or by proxy is required for ratification.

                             THE BOARD OF TRUSTEES
                    RECOMMENDS THAT YOU VOTE FOR PROPOSAL 2.

                          HERITAGE AND ITS AFFILIATES

     Heritage serves as the Fund's investment adviser and administrator. Heritage is a Florida corporation organized in 1985 and registered as an investment adviser under the Investment Advisers Act of 1940. Heritage is a wholly owned subsidiary of RJF. Thomas A. James, a Trustee, by virtue of his direct or indirect ownership of RJF, owns beneficially more than 10% of Heritage. The principal address of Heritage, RJF, Thomas A. James and each of Heritage's directors and principal executive officers is at 880 Carillon Parkway, St. Petersburg, Florida 33716.

                               EXECUTIVE OFFICERS

     Officers of the Fund are appointed by the Trustees and serve at the pleasure of the Board. None of the Fund's officers currently receives any compensation from the Fund. All officers as a group own beneficially less than 1% of the shares outstanding on the Record Date. The executive officers of the Fund are:

          STEPHEN G. HILL, age 39, President. Mr. Hill has been a director since December 1994 and the Chief Executive Officer and President of Heritage since April 1989.

          H. PETER WALLACE, age 52, Vice President. Mr. Wallace has been a Senior Vice President and Director of Fixed Income Investments of Heritage since January 1993. Mr. Wallace also served as Vice President of Mortgage Products of Donaldson, Lufkin & Jenrette from 1990 to 1992.

          DONALD H. GLASSMAN, age 41, Treasurer. Mr. Glassman has been Treasurer of Heritage and Treasurer of Heritage Mutual Funds since May 1989.

          CLIFFORD J. ALEXANDER, age 55, Secretary. Mr. Alexander is a partner at Kirkpatrick & Lockhart LLP.

                             SHAREHOLDER PROPOSALS

     The Fund holds a meeting of shareholders each year. Any shareholder who wishes to submit proposals to be considered at the next annual meeting of the Fund's shareholders should send such proposals to the Fund at 880 Carillon Parkway, St. Petersburg, Florida 33716. Any shareholder proposals to be included in the Fund's proxy statement must be received by the Fund no later than October 31, 1999. All other shareholder proposals must be received by the Fund no later than December 12, 1999.

     Shareholder proposals that are submitted in a timely manner will not necessarily be included in the Fund's proxy materials. Inclusion of such proposals is subject to limitations under the federal securities laws.

                                 OTHER BUSINESS

     Management knows of no other business to be presented at the Meeting other than the matters set forth in this Proxy Statement, but should any other matter requiring a vote of shareholders arise, the proxies will vote thereon according to their best judgment in the interests of the Fund.

                                          By Order of the Board of Trustees,

                                          CLIFFORD J. ALEXANDER,
                                          Secretary

January 25, 1999

         IT IS IMPORTANT THAT YOU VOTE AND RETURN YOUR PROXY PROMPTLY.

                                                                           PROXY

                      HERITAGE U.S. GOVERNMENT INCOME FUND

               ANNUAL MEETING OF SHAREHOLDERS - FEBRUARY 26, 1999

The undersigned hereby appoints as proxies Stephen G. Hill, K.C. Clark and Donald H. Glassman, each with the power of substitution, to vote for the undersigned all shares of beneficial interest of the undersigned at the aforementioned meeting and any adjournment thereof with all the power the undersigned would have if personally present. The shares represented by this proxy will be voted as instructed. Unless indicated to the contrary, this proxy shall be deemed to indicate authority to vote "FOR" all proposals. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES.

Please date and sign this proxy and return it in the enclosed postage paid envelope to: 880 Carillon Parkway, St. Petersburg, Florida 33716.

    PLEASE INDICATE YOUR VOTE BY PLACING AN "X" IN THE APPROPRIATE BOX BELOW.



                  THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR"

1.       Election of Class I Trustees:

           Donald W. Burton, David M. Phillips

                  FOR  _______            AGAINST  _______       ABSTAIN  ______

FOR, except vote withheld from the following nominee(s):

__________________________________________________

2. Ratification of the selection of PricewaterhouseCoopers LLP as independent accountants of the Fund for the fiscal year ending October 31, 1999.

                  FOR  _______            AGAINST  _______       ABSTAIN  ______

This proxy will not be voted unless it is dated and signed exactly as instructed below.

                                    Date
                                        ---------------------------------------
                                    Signature
                                             ----------------------------------

                                    Signature
                                             -----------------------------------

                                    If shares are held jointly, each shareholder named should sign; if only one signs, his signature will be binding. If the shareholder is a corporation, the President or Vice President should sign in her own name, indicating title. If the shareholder is a partnership, a partner should sign in his own name, indicating that he is a "Partner."